1 A Diversified Holding Company www.starequity.com Creating shareholder value through excellence in both operations and capital allocation Common Stock: Nasdaq: STRR Series A 10% Preferred Stock: Nasdaq: STRRP Investor Presentation June 2024 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management’s views as of the date presented. All forward- looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures “Adjusted EBITDA” (defined as “earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc.”). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company. Forward Looking Statement 3 Star Equity Holdings, Inc. Investments DivisionBuilding Solutions Division Real Estate Public Investments • Star Equity Fund is a portfolio of public equities managed by STRR. • Makes strategic investments in undervalued public companies, and potential acquisition targets or JV partners. • Owns, manages, and finances operating company real estate assets. Colfax, WI • Designs and manufactures engineered wood products: glue- laminated timber (“glulam”) columns, beams, and trusses. Prescott, WI; Big Lake & Oakdale, MN • Designs and manufactures wood wall panels and permanent wood foundations. • Distributes building materials and operates two lumber yards and showrooms. Recently added Big Lake Lumber South Paris, ME • Designs and manufactures modular structures for commercial and residential projects. Recently added About Star Equity Holdings Common Stock (Nasdaq: STRR): Stock Price (2) : $0.86 15.8 million shares outstanding (3) Series A Preferred Stock (Nasdaq: STRRP): Stock Price (4) : $ 9.41 1.9 million shares outstanding (3) 10% annual cash dividend (2) 5/31/2024 closing price. (3) 5/15/2024 share count. (4) 5/30/2024 closing price. A Diversified Holding Company with Two Divisions (1) (1) Currently operating with two divisions following the sale of Digirad Health in May 2023. See slide 31 for more information. • Holds private company debt and minority equity interests. • Makes strategic investments in potential acquisition targets or JV partners. Private Investments 4 Differentiated Corporate Strategy and Structure (1) Public activism efforts are not always in pursuit of acquisition. Similar to private equity, but with key distinctions 1 Looking for accretive bolt-ons and new verticals 3 Flexible deal structuring given ability to use mix of cash, debt, common, preferred 5 Long-term partnership approach rather than short- term transactional mentality 2 Able to pursue both private and public acquisition targets, sometimes through activism (1) 4 Open-ended investment time horizon allows for flexible holding periods 6 Star Equity shareholders do not pay any fees and have public market liquidity Corporate HQ Functions like a private equity firm and is responsible for: • Oversight of Operating Management Teams • Strategic Leadership • Capital Allocation • Restructurings & Turnarounds • M&A • Capital Markets • Bank Relationships • Investor Relations • Financial Reporting, and FP&A • Compliance & Legal • Management of Investments division

5 $6.8 $5.4 ($0.1) ($0.2)($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 FY 2022 FY 2023 Adj. EBITDA ($ in millions) Operating Business EBITDA Adj. EBITDA Balance Sheet Highlights (3) $14.7M Cash $1.9M Debt $20.3M Investments (1) Excludes discontinued operations; (2) Pro forma financials as reported on May 10, 2023 8-K; (3) As of March 31, 2024; (4) See slides 28 and 29; (5) See slide 27. Real Estate $7.5M (5) Consolidated Financial Overview $48.0 $57.1 $45.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2021 FY 2022 FY 2023 Revenue ($ in millions) Income Statement Highlights (1) Focused on scaling and optimizing operations to achieve sustained profitability 5.8% 21.6% 26.0% 0% 10% 20% 30% FY 2021 FY 2022 FY 2023 Gross Margin (%) ($15.4) ($5.8) ($1.9) ($16.0) ($14.0) ($12.0) ($10.0) ($8.0) ($6.0) ($4.0) ($2.0) $0.0 FY 2021 FY 2022 FY 2023 Net Income ($ in millions) (2) (2) (2)(2) (2) (2) (4) Corp. Costs ($6.9) Corp. Costs ($5.6) 6 Building Solutions Division Operating Business Units Timber Technologies (“TT”) Glulam Manufacturing KBS Builders (“KBS”) Modular Manufacturing EdgeBuilder-Glenbrook (“EBGL”) Wall Panel Manufacturing & Building Materials Distribution A strategic combination of Building Solutions businesses in the Northeast and Midwest USA 1) Wood-based 2) Factory-built instead of on-site construction 3) Products are renewable & sustainable 4) Secular growth trends 7 Recent Acquisition: Timber Technologies Completed on May 17, 2024 $23M cash-free, debt-free purchase price •$16M in upfront cash; $4M in deferred cash; and a $3M, 2-year earn-out paid 50% in cash & 50% in shares of STRRP preferred stock Earn-out targets are based on Adj. EBITDA of $5.4M and $6.0M for years 1 & 2, respectively Associated real estate expected to be acquired in June 2024 in a separate transaction: •Real estate to be purchased with $3M seller note amortizing over 10 years Closed $7M term loan from Bridgewater Bank to partially finance the acquisition Co-Owners/Operators will stay with Timber Technologies in their current roles Deal Structure Strategic Rationale Strong historical financial performance & outlook •20+ year history of consistent profitability and cash generation •Diversifies revenue within Building Solutions segment o TT end-market is largely non-residential (agriculture is 40%) • Industry benefitting from secular trends with long-term upside potential Competitive advantages •Niche market that requires significant initial capital investment and know-how •Strategically located with rail spur access (facilitates input deliveries) •Opportunities for consolidation and expansion Complements existing businesses •Sharing of best practices and industry knowledge •Collaboration on construction projects; purchasing power for raw materials •Potential to re-open Star’s idle factory in Oxford, ME to manufacture glulam 8 Private Investments • Holds private company debt and equity interests • Makes strategic investments including potential acquisition targets or JV partners Investments Division Real Estate • Owns, manages, and finances operating company real estate assets • Negotiates standalone financing to optimize financial leverage and cost of capital Public Investments • Star Equity Fund manages public equity portfolio • Focuses on impact investments to unlock latent value • Could use activist approach in certain situations • Makes strategic investments including potential acquisition targets or JV partners Strategic investments include public and private equity & debt as well as real estate

9 Real Estate Holdings Real Estate Assets Held Separately from OpCos to Facilitate Value Creation South Paris, Maine KBS Facility 85,000 sq ft Oxford, Maine Idle Facility 90,000 sq ft Big Lake, Minnesota Lumber Yard 20,000 sq ft Colfax, Wisconsin Timber Tech Facility(1) 69,000 sq ft (1) Purchase agreement in place; expected to close June 2024. (2) See slide 27 for further detail. Real Estate Portfolio Value 3 Facilities $7.5 Million (2) 10 Star’s Growth Strategy Multi-Pronged Approach ✓ Increase KBS’s modular manufacturing capacity and output by expanding South Paris, Maine plant ✓ Explore opportunities to re-open idle Oxford, Maine plant ✓ Expand presence in each of KBS and EBGL’s markets by increasing output and adding new products and services ✓ Long-term goals: – KBS: mid-teens annual revenue growth (CAGR 2019 - 2023 = 17.2%) – EGBL: high single-digit annual revenue growth (CAGR 2019 - 2023 = 5.6%) – TT: high single-digit annual revenue growth – Division-wide: 10%+ annual revenue growth with gross margins above 25% Building Solutions Division Investments Division ✓ Create value across portfolio of public and private investments ✓ Pursue sale-leaseback and other financings to unlock latent value in real estate portfolio M&A ✓ Seeking attractive acquisition opportunities to: – Expand existing business divisions through bolt-on acquisitions – Establish new business divisions 11 Star’s Growth Strategy Multi-Pronged Approach • Businesses with growth potential and strong local operating management teams • Existing assets, earnings, and cash flows (no start-ups or venture capital-type situations) • Expected target size of $5-50M o Businesses that are more valuable inside our holding company structure • Bolt-ons for existing platform businesses or new verticals for Star o Acquisitions can establish new divisions Acquisition Criteria: • Local operating management teams freed up to maximize operations and pursue growth opportunities due to Star corporate staff handling corporate functions • Improve access to capital and lower the cost of capital • Support bolt-on acquisition diligence and execution • Improve operating and financial performance • Achieve cost synergies through reducing SG&A and/or public company costs o Share certain corporate functions to reduce corporate overhead Acquisition Objectives: 12 Jeffrey Eberwein Executive Chairman Corporate Management Team • Over 25 years of Wall Street experience; Founder and CEO of Lone Star Value Management • Portfolio Manager at Soros Fund Management and Viking Global Investors • CEO of Hudson Global, Inc., a global recruitment company; extensive public company board experience • Holds an MBA from The Wharton School and a BBA from The University of Texas Richard Coleman Chief Executive Officer • Over 30 years of executive leadership experience including as CEO of 2 other public companies • Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member • Holds an MBA from Golden Gate University and a BS in Management from the US Air Force Academy David Noble Chief Financial Officer • Joined in 2018 after 20+ years of Wall Street experience in investment banking and capital markets; lived and worked in NY and Asia, with extensive business travel to LatAm and Europe, prior to transitioning to the corporate sector • 8+ years at Lehman Brothers and 12+ years at HSBC as Head of Equity Capital Markets for the Americas • Holds an MBA in Finance from MIT’s Sloan School of Management and a BA from Yale University • Over 20 years of legal and accounting experience across a variety of industries, including CFO and in- house counsel to Lone Star Value Management; VP Finance and Corporate Secretary to ATRM; legal advisor to RRMS Advisors; diplomatic advisor within the U.N. General Assembly to the Asian-African Legal Consultative Organization; and served on the board of several public companies • Taught as Adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law • LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University • Joined in 2016 • Previously served as Star Equity’s VP, Finance and Strategy, and prior to that worked as a research analyst at Lone Star Value Management; was responsible for securities analysis spanning a variety of sectors and investment strategies • Holds a master’s degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University Shawn Miles Senior Vice President, Finance & Strategy Hannah Bible Chief Legal Officer & Corporate Secretary

13 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division 14 KBS Builders Business Unit Maine-based designer and manufacturer of modular housing units serving the New England Market MODULAR CONSTRUCTION BENEFITS - Shorter construction period - Significantly lower labor costs - Design flexibility - High quality control 2 MANUFACTURING FACILITIES - South Paris, Maine: approx. 85,000 sq. ft.; primary manufacturing facility - Oxford, Maine: approx. 90,000 sq. ft.; currently idle FOOTPRINT - Universe of homebuilders and commercial developers across New England - Niche markets including affordable workforce housing, educational buildings / dormitories, and energy efficient housing ❖ Average selling price approx. $90,000/module (1) ❖ Sales pipeline of approximately $55 million (1) ❖ Long-Term Goal: mid-teens annual revenue growth rate (CAGR from 2019 through 2023 = 17%) MODULAR UNITS - Residential homes and town houses - Apartment buildings and condos - Multi-story commercial/ office buildings - Other commercial applications, hospitals, schools, dormitories, etc. (1) As of May 31, 2024. 15 .KBS Builders Commercial Project Evolution Pursuing larger, more profitable projects in select market segments $2.0M 58 modules housing for military veterans $6.7M 124 modules 28 single-family and townhouse units U.S. government project $2.0M 36 modules 2 multifamily buildings $2.0M 40 modules 20 workforce housing units $9.2M 72 modules 4 college dormitories $4.2M 60 modules 8 workforce housing buildings (1) Projects listed in order of completion. Select projects since 2021. $2.2M 24 modules 2 schools / classrooms Waterville, ME New Hampshire Burlington, VT Quincy, MA Cape Cod Nantucket Natick, MA KBS HQ $1.9M 12 modules affordable housing project Madison, ME .6 Recent Commercial Projects (1) 16 Modular Industry – Growth and Trends (1) Market size in North America topped $12 billion in 2022 • Represented 6% of all new construction in 2022 • Market nearly tripled in size since 2015 • Increased adoption could help ease a severe housing shortage 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2015 2016 2017 2018 2019 2020 2021 2022 Modular Construction – Historical Market Share (1) Source: Modular Building Institute, ConstructConnect. 2022: Commercial Modular breakdown by segment Multifamily * Offices Institutional/Assembly Education * Workforce * Healthcare Commercial/Retail * * Markets where KBS currently participates. Leveraging its established reputation in select segments to gain market share

17 Modular Construction Benefits Modular construction by the numbers (1) ~10%+ Cost savings 30% - 50% Shorter building timelines ~83% Waste reduction ~30% Less greenhouse gas emissions Timeline: Modular vs. Site-Built Construction (1) Where is the industry headed • Growth trajectory expected to continue • Emphasis on efficiency and sustainability • Construction industry evolving to adopt more industrialized and automated processes • Housing shortages and high home prices present a prime opportunity for modular construction (1) Source: Modular Building Institute, ConstructConnect. 18 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division 19 EBGL Business Unit Complementary manufacturing and distribution businesses managed together ❖ Long-Term Goal: high single-digit annual revenue growth rate (CAGR from 2019 through 2023 = 6%) and strategic growth through bolt-on acquisitions ABOUT GLENBROOK - Operates two lumber yards / showrooms in Oakdale, MN, and Big Lake, MN, and a warehouse in Hudson, WI - Services the upper Midwest (WI, IA, MN, ND, and SD) - Clients: commercial and residential contractors - Facilities: approx. 33,000 leased sq. ft. PRODUCTS - Raw lumber, drywall, doors, windows, kitchen and bathroom cabinets, utility sheds, and steel products - Roofing, siding, millwork, decking, and customized design MARKETS SERVED - Professional builders for residential and commercial construction projects ABOUT EDGEBUILDER - Operates a wall panel and wood products manufacturing plant in Prescott, WI - Services the Midwest Area - Clients: commercial contractors - Facilities: approx. 34,000 leased sq. ft. PRODUCTS - Wall panels, permanent wood foundations, and other engineered wood products MARKETS SERVED - Commercial builders BENEFITS - Reduced building time, overhead & labor costs, defects, site thefts, and delays; customization and environmentally friendly ABOUT BIG LAKE LUMBER - Minneapolis-based building supply center and lumber yard - 20,000 sq. ft. of storage and storefront 50 miles from existing Glenbrook facility PRODUCTS - Windows, siding, doors, hardware, millwork, decking, and steel products MARKETS SERVED - Servicing mainly single-family residential businesses BENEFITS - Strong geographic footprint and local reputation + Big Lake Lumber (acquired in October 2023) 20 EBGL Business Unit + Big Lake Lumber (acquired in October 2023) Products and Markets Served Wall panel and permanent wood foundation manufacturing facility located in western Wisconsin serves the upper Midwest states of Wisconsin, Iowa, Minnesota, North Dakota, South Dakota, Missouri and Oklahoma. Wood Panels and Foundation Two professional lumber yards (Glenbrook and Big Lake Lumber) located in St. Paul, MN that supplies general contractors throughout the Twin Cities Metro Area with exceptional quality. Lumber, Decking, Mill Work, Wall Panels, Windows, Roofing, and Siding

21 End Markets & Applications 40% 30% 20% 10%Agriculture Commercial Industrial Residential Market Trends Agriculture • Growing use of automation is creating a more efficient industry • Larger equipment creates need for storage facilities Commercial • Increasing awareness for zero-carbon structures increases demands for wood products vs. steel and concrete Industrial • Increased life cycle over solid timbers Residential • Continued growth in the housing market industry creates large opportunities for building material manufacturers • Growing demand for engineered wood products for residential projects yields a robust marketplace End market trends suggest long-term EWP growth Titan Timbers – Columns Architecture Builds Timber Truss Titan Timber Beams Titan Timbers Freestall Barn Titan Decks and Bridges Colfax, WI-based manufacturer of Engineered Wood Products (“EWP”) (1) Acquisition completed on May 17, 2024. Manufacturer of glue-laminated timber products (“glulam”) ✓Diversified end markets ✓ Environmentally friendly product ✓ Loyal customer base ✓ Large state-of-the-art facility ✓Highly automated process TT Business Unit (1) 22 Building Solutions Minneapolis Metro Map Established Regional Player Timber Technologies Colfax, WI Glulam Manufacturing EdgeBuilder Prescott, WI Wall Panel Manufacturing Glenbrook Hudson, WI Lumber Yard Glenbrook Oakdale, MN Office / Showroom Glenbrook Big Lake, MN Lumber Yard 23 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division 24 Building Solutions Historical Financial Highlights $28.9 $48.0 $57.1 $45.8 $- $10 $20 $30 $40 $50 $60 FY 2020 FY 2021 FY 2022 FY 2023 Revenue ($ in millions) $4.1 $3.0 $12.7 $12.2 $- $2 $4 $6 $8 $10 $12 $14 FY 2020 FY 2021 FY 2022 FY 2023 Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $4.4 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 FY 2023 Non-GAAP adj. EBITDA ($ in millions) (1) •FY 2021: to offset COVID-related rapid and historic rise in raw materials costs, the division significantly increased pricing, improved operations and implemented commodity price risk mitigation, which significantly improved gross margins starting in Q4 2021; •FY 2022: margins further benefited from these increases; •FY 2023: revenue affected by credit tightening with some commercial projects being pushed into 2024. Continued strength in pricing discipline and an improved business mix drove further gross margin improvement. Long–term goal: 10%+ revenue growth with gross margins above 25% Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% FY 2023: 26.5% 1) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slides 34-37. ($2.9) ($7.5) $2.4 $2.5 $(8) $(6) $(4) $(2) $- $2 $4 FY 2020 FY 2021 FY 2022 FY 2023 Net Income ($ in millions) (1)

25 Combination adds significant scale, more than doubling Building Solutions segment Net Income & Adj. EBITDA Star Building Solutions Segment Timber Technologies $45.8 $18.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 FY 2023 Total Revenue (in millions) (1) 1) Unaudited. 2) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slides 34-37. $4.4 $5.5 $- $2.0 $4.0 $6.0 FY 2023 Adjusted EBITDA (in millions) (2) $2.5 $5.3 $- $2.0 $4.0 $6.0 FY 2023 Net Income (in millions) (1) Building Solutions: With Timber Tech Addition 26 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division 27 Investments Division: Real Estate Real Estate Portfolio Value 3 Facilities $7.5 Million (1)(2) (1) Based on 2019 third-party appraisals of the Maine facilities and 2024 appraisal of Big Lake Lumber facility. (2) Value estimated by sale leaseback advisor to be approx. $15.0M. Owns Real Estate assets used by operating divisions Overview • Star Real Estate (“SRE”) owns, manages, and finances operating company real estate assets • Two plants in Maine; one plant was purchased from KBS and another from a private company; sold a third plant for its appraised value in Q2 2023 • Lumber yard / showroom property acquired with the Big Lake Lumber acquisition on 10/31/23 • Contracted to acquire TT’s Colfax, WI manufacturing facility in June 2024 Significant Strategic Value & Upside • Two plants in Maine are within 10 miles of each other – the largest known modular manufacturing footprint in New England o Primary manufacturing facility can be expanded o Other plant is idle • Capacity available to handle increased demand and enter new lines of business Strategy • Future acquisition targets could have underappreciated real estate assets that could be placed into SRE (e.g., Big Lake Lumber acquired real estate is held by SRE) • Historically, SRE has raised its own debt and is self-funded • SRE’s separate financing optimizes financial leverage and cost of capital for Star • Also exploring third-party sale- leaseback opportunities as attractive financings for Star 28 Private Investments Portfolio Value TTG Note (1) $7.6 Million TTG Equity (1) $6.0 Million MDOS Note $1.1 Million Total $14.7 Million Holds private company debt and equity interests Debt or equity interests retained in dispositions: • TTG Imaging Solutions, LLC (“TTG”) Rollover Common Equity → $6 million stake • TTG Seller Note → $7 million principal amount, 10% annual compound interest rate (steps up to 12% after 36 months), matures May 2029 • MDOS Promissory Note → $1.1M principal amount, 5% annual interest rate, amortizes over next 5 years Additional strategic investments in potential acquisition targets or JVs Data as of 3/31/2024 as disclosed in company filings. (1) TTG common equity and seller note relate to the sale of Digirad Health in May of 2023, held at cost. Investments Division: Private Investments

29 Makes strategic investments in potential acquisition targets or JVs Public Investments Portfolio Value Public Equities $5.6 Million (2) (1) Data from Bloomberg. (2) As of 3/31/2024 based on price at close. Investments Division: Public Investments Star Equity Fund, LP: Investment fund managed by Star Investment Management, LLC ➢ Significant positions in select undervalued microcap stocks that need change Portfolio Companies Can Be: Potential acquisition targets for Star Equity Holdings • Accretive bolt-ons and/or new verticals for Star Equity Holdings; actions include: o Improving operating and financial performance o Eliminating duplicate public company and corporate overhead costs or o Selling non-core assets • Undervalued equity portfolio investments with attractive attributes • Activist investments; pushing for change to create value o Public nature of being an activist leads strong idea flow from frustrated shareholders and helps achieve our vision o There are over 3,500 public companies with less than $30 million of EBITDA (1) ➢ For more information, visit: www.starequityfund.com 30 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division 31 Case Study: Healthcare Division* Feb 2021 Mar 2021 May 2022 May 2023 Real Estate Sales $1 Million Sept 2018 Oct 2018 Telerhythmics Sale $2 Million Reorganization Margins DMS Sale $18.8 Million MDOS Sale $1.4 Million DHI Sale (1) $40 Million Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions. $63.2 million of value realized through portfolio optimization Sale of Digirad Health unlocked significant value for shareholders (1) DHI sold for $40 million despite STRR market cap being $10 million at the time. * Eliminated in mid-2023 following the sale of Digirad Health (Medical Devices Business Unit) 32 Case Study: Building Solutions Division May 2024 Long-Term GoalSeptember 2019 • Approx. 145k sq. ft. of production capacity / two facilities • Approx. 230 modules/year; $55k/module average selling price • Primarily in single-family residential housing market • Approx. 175k sq. ft. of production capacity / two facilities • Approx. 225-250 modules/year; $90k/module average selling price • Expanded into commercial market, larger projects and multi- family buildings with a sales pipeline of approximately $55 million • Mid-teens annual organic growth • Reputation for quality and reliability • Profitability hampered by swings in commodity prices and sub-optimal contract language • Improved operational efficiencies, commodity price risk mitigation via hedging program, and project risk mitigation via protective contract language • Stronger market presence and reputation; regional player in the twin cities metro area, following the acquisition of Big Lake Lumber, Inc. in October 2023 • High single-digit annual organic growth • Reputation for quality and reliability FY 2020 Revenue $28.9M Gross Profit $4.1M Net Income ($2.9M) Adj. EBITDA $0.7M Leveraging improved operating performance and strong sector growth in factory-built construction FY 2023 Revenue $45.8M Gross Profit $11.9M Net Income $2.5M Adj. EBITDA $4.4M Recent acquisition: • Deliver strong cash flow over time • Potentially expand product offering and geographic reach • Create additional value via collaboration with Star’s Building Solutions businesses Big Lake Lumber • Integrated successfully with EBGL’s Glenbrook operation Timber Tech - FY 2023 Revenue $18.8M Net Income $5.3M Adj. EBITDA $5.5M (1) Turnaround In Numbers (1) Unaudited. (2) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slides 34-37. (2)(2) (2) • Entered EWP market, diversified revenue streams, and substantially improved cash flow • Cash cow with a moat in a niche industry with secular tailwinds Adding Scale

33 Building Solutions – KBS Building Solutions – Financials Case Studies Supplementary Financial Information Appendix Building Solutions – EBGL & TT Investments Division 34 Reconciliation of Net Income to Adjusted EBITDA- Q1 2024 ($ in 000s) For the Three Months Ended March 31, 2024 Building Solutions Investments Star Equity Corporate Total Net income (loss) from continuing operations $ (925) $ 463 $ (1,762) $ (2,224) Depreciation and amortization 567 104 17 688 Interest (income) expense 36 (191) (219) (374) Income tax (benefit) provision — — 35 35 EBITDA from continuing operations (322) 376 (1,929) (1,875) Unrealized (gain) loss on equity securities (1) — (228) — (228) Unrealized (gain) loss on lumber derivatives (2) 20 — — 20 Interest income (3) — 410 — 410 Litigation costs — — 9 9 Stock-based compensation 10 — 48 58 Transaction costs related to sale (4) — — 101 101 Transaction costs related to mergers and acquisitions (5) — — 431 431 Financing costs (6) 8 — — 8 Non-GAAP adjusted EBITDA from continuing operations $ (284) $ 558 $ (1,340) $ (1,066) For the Three Months Ended March 31, 2023 Building Solutions Investments Star Equity Corporate Total Net income (loss) from continuing operations $ 1,654 $ (51) $ (1,587) $ 16 Depreciation and amortization 505 63 4 572 Interest (income) expense 29 22 (24) 27 Income tax (benefit) provision — — — — EBITDA from continuing operations 2,188 34 (1,607) 615 Unrealized (gain) loss on equity securities (1) — (2) — (2) Unrealized (gain) loss on lumber derivatives (2) (43) — — (43) Stock-based compensation 5 — 96 101 Financing costs (6) 84 11 — 95 Non-GAAP adjusted EBITDA from continuing operations $ 2,234 $ 43 $ (1,511) $ 766 1) Reflects adjustments for any unrealized gains or losses on equity securities. 2) Reflects adjustments for any unrealized gains or losses in lumber derivatives value. 3) We allocate all corporate interest income to the Investments Division. 4) Reflects one time transaction costs related to the sale of the Healthcare Division. 5) Reflects one time transaction costs related to potential mergers and acquisitions. 6) Reflects financing costs from our credit facilities. 35 Historical Reconciliation of Net Income to Adjusted EBITDA ($ in 000s) 1) Reflects adjustments for any unrealized gains or losses on equity securities. 2) Reflects adjustments for any unrealized gains or losses in lumber derivatives value. 3) We allocate all corporate interest income to the Investments Division. 4) Reflects one time transaction costs related to the sale of the Healthcare Division. 5) Reflects one time transaction costs related to potential mergers and acquisitions. 6) Reflects one time insurance and other credits 7) Reflects the severance expense for certain employees. 8) Reflects financing costs from our credit facilities. 9) Reflects the bargain purchase gain related to the acquisition of Big Lake Lumber For the Twelve Months Ended December 31, 2023 Building Solutions Investments Star Equity Corporate Total Net income (loss) from continuing operations $ 2,517 $ 1,424 $ (5,848) $ (1,907) Depreciation and amortization 2,070 228 29 2,327 Interest (income) expense 84 (467) (591) (974) Income tax expense (288) — (326) (614) EBITDA from continuing operations 4,383 1,185 (6,736) (1,168) Unrealized (gain) loss on equity securities (1) — (85) — (85) Unrealized (gain) loss on lumber derivatives (2) (123) — — (123) Interest income (3) — 1,130 — 1,130 Stock-based compensation 32 — 307 339 Transaction costs related to sale (4) — — 1,361 1,361 Transaction costs related to mergers and acquisitions (5) 65 — 38 103 Loss (Gain) on sale of assets — (386) — (386) One-time credits (6) — — (576) (576) Write off of lease liabilities 240 — — 240 Financing costs (8) 142 17 — 159 Bargain purchase gain (9) (345) (825) — (1,170) Non-GAAP adjusted EBITDA from continuing operations $ 4,394 $ 1,036 $ (5,606) $ (176) For the Twelve Months Ended December 31, 2022 Building Solutions Investments Star Equity Corporate Total Net income (loss) from continuing operations $ 2,405 $ (970) $ (7,262) $ (5,827) Depreciation and amortization 1,974 290 9 2,273 Interest (income) expense 416 182 (34) 564 Income tax expense 383 — — 383 EBITDA from continuing operations 5,178 (498) (7,287) (2,607) Unrealized (gain) loss on equity securities (1) — 893 — 893 Unrealized (gain) loss on lumber derivatives (2) 768 — — 768 Stock-based compensation 21 — 411 432 Severance and retention costs (7) — — 5 5 Financing costs (8) 355 91 — 446 Non-GAAP adjusted EBITDA from continuing operations $ 6,322 $ 486 $ (6,871) $ (63) 36 Reconciliation of Net Income to Adjusted EBITDA1 ($ in 000s) Timber Technologies, LLC For the Year Ended December 31, 2023 (in thousands) Net Income 5,341 Interest Expense - Interest Income (51) Taxes - Depreciation 204 Amortization - Total EBITDA 5,494 Other Income (5) Officer Life Insurance 15 Owner Expenses 10 Adjusted EBITDA 5,515 1 Timber Technologies financials presented herein are unaudited. Star Equity Acquired Timber Tech on May 17, 2024

37 Reconciliation of Net Income to Adjusted EBITDA ($ in 000s) 38 Capitalization Table 7 Debt balances as of March 31, 2024. 8 Includes $0.6M of restricted cash as of March 31, 2024. 9 Weighted average cost of debt. 1 Price based on May 31, 2024 closing market price. Share count as of May 15, 2024. ² In terms of share equivalents. Expire May 28, 2025. Strike price of $2.25 per share. Price is the difference between May 31, 2024 closing common stock price and the strike price. 3 In terms of share equivalents. Expire Jan 24, 2027. Strike price of $1.50 per share. Price is the difference between the May 31, 2024 closing common stock price and the strike price. Includes warrants privately held by underwriter. 4 Preferred stock shown at liquidation preference of $10/share. 5 Reference debt schedule below. 6 Investments in equity securities balance as of March 31, 2024. (in thousands except price per share) Shares Price Market Value Common Shares ¹ 15,848 0.86$ 13,629$ Warrants (May 2025) ² 702 -$ -$ Warrants (January 2027) 3 11,163 -$ -$ 10% Series A Preferred 4 1,916 10.00$ 19,156$ Net Debt/(Cash) 5 (13,353)$ Enterprise Value 19,433$ (Public Equities) 6 (5,575)$ Enterprise Value less Public Equities 13,858$ Fully Diluted Capital Structure ($ in thousands) Amount Rate Sub-Level Debt: KBS -$ - EBGL 1,924$ 9.25% Star Real Estate -$ - Corporate-Level Debt -$ - Total Debt 7 1,924$ 9.25% (9) Cash 8 (15,277)$ Net Debt/(Cash) (13,353)$ (Public Equities) 6 (5,575)$ Net Debt/(Cash + Public Equities) (18,928)$ Net Debt Schedule 39 Jeff Eberwein Executive Chairman Rick Coleman CEO David Noble CFO admin@starequity.com Investor Relations The Equity Group Inc. Lena Cati Senior Vice President 212-836-9611 / lcati@equityny.com Katie Murphy Analyst 212-836-9612 / kmurphy@equityny.com Contact Us